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                        [CARAS & SHULMAN, PC LETTERHEAD]




                                                                    Exhibit 23.4



INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of The Princeton Review, Inc. and subsidiaries on Form S-1 of our report dated May 18, 2000 appearing in the Prospectus, which is part of this Registration Statement.


We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ Caras & Shulman, PC


Caras & Shulman, PC
Burlington, MA
August 15, 2000